SECURITIES AND EXCHANGE COMMISSION
               Washington, D.C.   20549


                        FORM 8-K

                     CURRENT REPORT

          Pursuant to Section 13 or 15(d) of the
             Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) August 17, 1995

RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC. (as seller under a Pooling and Servicing Agreement dated as of August 1, 1995 providing for, inter alia, the issuance of Mortgage Pass-Through
Certificates, Series 1995-S13)


       Residential Funding Mortgage Securities I, Inc.

    (Exact name of registrant as specified in its charter)

   DELAWARE                     33-54227       75-2006294
(State or Other Jurisdiction   (Commission  (I.R.S. Employer
of Incorporation)             File Number)    Identification No.)



 8400 Normandale Lake Blvd.
 Suite 600
 Minneapolis, Minnesota                         55437
 (Address of Principal                     (Zip Code)
 Executive Offices)


Registrant's telephone number, including area code, is (612)
832-7000








Item 7. Financial Statements, Pro Forma Financial Information and
        Exhibits.

        (a)  Not applicable

        (b)  Not applicable

        (c)  Exhibits:

        23.5.     Consent of Coopers & Lybrand L.L.P.,
independent auditors of the Certificate Insurer with respect to Mortgage Pass-Through Certificates, Series 1995-S13, Class A.



                        SIGNATURES

        Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                            RESIDENTIAL FUNDING MORTGAGE
                            SECURITIES I, INC.


                                      By:
                                      Name:  Jill Davis
                                      Title: Vice President


Dated:  August 17, 1995




                       SIGNATURES

        Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                            RESIDENTIAL FUNDING MORTGAGE
                            SECURITIES I, INC.


                                      By:
                                      Name:   Jill Davis
                                      Title:  Vice President


Dated: August 17, 1995



                       EXHIBIT 23.5



           CONSENT OF INDEPENDENT ACCOUNTANTS



We consent to the inclusion in this Prospectus Supplement to the Prospectus dated April 20, 1995 to the Registration Statement (Registration No. 33-54227) of our report dated February 1, 1995, on our audits of the consolidated financial statements of MBIA Insurance Corporation and Subsidiaries (formerly known as Municipal Bond Investors Assurance Corporation and Subsidiaries). We also consent to the reference to our firm under the caption "Experts".





                                     COOPERS & LYBRAND L.L.P.



August 16, 1995
New York, New York